Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Defiance Retail Kings ETF (RKNG)

November 12, 2026

Supplement to the Summary Prospectus dated January 20, 2026, and
Prospectus and Statement of Additional Information (“SAI”),
each dated December 17, 2025, as previously supplemented
NOTICE OF CLOSURE AND LIQUIDATION
The Board of Trustees of ETF Series Solutions Trust, has approved a proposal by Defiance ETFs, LLC, the investment adviser to the Defiance Retail Kings ETF (the “Fund”), to close and liquidate the Fund on or about November 23, 2026 (the “Liquidation Date”). Shares of the Fund are listed on The Nasdaq Stock Market LLC.
Effective on or about November 13, 2026, the Fund is expected to begin liquidating its portfolio assets. This may cause the Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.
The Fund will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Fund will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.
On or about the Liquidation Date, the Fund is expected to liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Fund will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.
For additional information, please call 1-800-617-0004.
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.